UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 1, 2011

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 12, 2011, Blue Nile, Inc. (“Blue Nile”) filed a Current Report on Form 8-K under Item 5.02 to report the appointment of Chris Bruzzo to its Board of Directors. Because Mr. Bruzzo was not immediately appointed to serve on any board committees, disclosure of the board committees on which he would serve was not included in the filing in accordance with Instruction 2 to Item 5.02 of Form 8-K.

This Form 8-K/A is filed as an amendment to the foregoing Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 1, 2011, Chris Bruzzo was appointed as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors of Blue Nile.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

	By:	/s/ Terri K. Maupin
Terri K. Maupin

Dated: August 5, 2011		Chief Accounting Officer (Principal Accounting Officer)

	By:	/s/ Vijay Talwar
Vijay Talwar

Dated: August 5, 2011		Senior Vice President and General Manager of International and Chief Financial Officer (Principal Financial Officer)